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                             FIRST EAGLE FUNDS, INC.

                             First Eagle Global Fund
                            First Eagle Overseas Fund
                           First Eagle U.S. Value Fund
                              First Eagle Gold Fund
                           First Eagle Fund of America


                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143


                        SUPPLEMENT DATED FEBRUARY 6, 2004
                        TO PROSPECTUS DATED MARCH 1, 2003
                            (AS AMENDED MAY 15, 2003)


      Proposed Reclassification of First Eagle Gold Fund as Non-Diversified
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         The First Eagle Gold Fund is currently classified as a "diversified"
investment company under the Investment Company Act of 1940 (the "1940 Act"). This means that with respect to 75% of its total assets, the Fund is limited in its investment in any one issuer (other than government securities or securities of other investment companies) to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of that issuer. A non-diversified fund is not subject to this requirement.

         Shareholders will be asked to consider this change of classification at the Special Shareholders' Meeting previously scheduled for on or about March 31, 2004 to consider, among other business, the reorganization of the Funds as a Delaware Statutory Trust. If approved, the change is contemplated to become effective immediately thereafter. (By law, the diversified status of the Fund may be changed only with shareholder approval.)

         Changing market conditions and other considerations affecting the precious metals industry, especially ongoing consolidation among leading gold mining companies, have made it more difficult for the Fund to comply with these diversification standards. This is because as mining companies deemed attractive under the rigorous fundamental value analysis applied by the Fund merge with each other, fewer companies are available for consideration by the Fund's managers. As a result, investments in individual companies tend to be larger. Changing the Fund's classification to that of a non-diversified company should increase the flexibility of the managers to consider such larger investments on the merits of the relevant companies and without regard to meeting the specific diversification standards of the 1940 Act.

         The proposed reclassification would permit the Fund to invest its assets in fewer issuers than permissible now, which may result in increased volatility of returns. This volatility may also be increased by the Fund's practice of concentrating its assets in a particular industry.






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Specifically, the precious metals industry may be particularly vulnerable to market cycles and can be significantly affected by, among other things, increased competition, depletion of natural resources, changes in search and extraction techniques, and changes of government regulation.

         The proposed reclassification would not, however, affect the Fund's intention to continue to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). In this regard, the applicable diversification requirements imposed by the Code provide that the Fund must diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

         The Board of Directors, based upon the Adviser's recommendation, believes that the Proposal to change the classification of the First Eagle Gold Fund for purposes of the 1940 Act from diversified to non-diversified is in the best interests of the Fund and its Shareholders and unanimously recommends the Fund's shareholders to approve the reclassification.

         An investment in the Fund is not intended to be a complete investment program. However, many investors believe that, historically, a limited exposure to investments in gold or gold-related instruments may provide some offset against the market impact of political and economic disruptions, as well as relieve inflationary pressures.

                        Short-Term Trading of Fund Shares
                        ---------------------------------

         The Funds are not intended as vehicles for frequent traders. Frequent trading of Fund shares may increase Fund transaction costs and otherwise negatively impact the Fund's investment program, possibly diluting a Fund's value to its long-term investors.

         Accordingly, if sold or exchanged within 90 days of the investment, shares of any share class of each Fund are assessed a "redemption fee" of 2% of the lesser of their net asset value per share at the time of the sale or exchange or their net asset value per share at the time of purchase. This fee is intended to defray transaction and other expenses caused by early redemptions and to facilitate portfolio management.

         The redemption fee may be waived for qualified retirement plans, systematic redemption programs, wrap programs and certain accounts investing through omnibus positions, although the Company reserves the right to impose redemption fees on shares held by such shareholders. However, in most cases the Company depends on the relevant "intermediary" (for example, the wrap program sponsor or omnibus account holder) in monitoring trading frequency and therefore in applying the fee to these shareholders. The ability of a Fund to assess a redemption fee on the underlying shareholders of such an account may be further limited by systems limitations applicable to these types of accounts.


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         The redemption fee may be modified or discontinued at any time. The fees do not represent a deferred sales charge or a commission paid to the Distributor. Any fees collected will be retained by the Funds for the benefit of the remaining shareholders.

         The Company also routinely reviews shareholder trades to seek to identify inappropriate trading patterns and reserves the right to suspend trading privileges or close accounts of such persons. However, as described above, the Company in most cases depends on cooperation from intermediaries in reviewing certain accounts, which limits its ability to monitor and discourage such trading in those circumstances.

                           Distribution of Fund Shares
                           ---------------------------

         Certain broker-dealers hold their accounts in "street name" and perform the services normally handled by DST Systems, Inc. ("DST"), the Funds' transfer agent - e.g., client statements, tax reporting, order-processing and client relations. As a result, they charge the Funds for these services. Sub-transfer agency fees paid by the Funds are in aggregate not more than what otherwise would have been paid to DST for the same services. Arrangements may involve a per-account fee, an asset-based fee, a sales-based fee or, in some cases, a combination of the three. These fees are directly attributable to First Eagle Funds shareholders of the broker-dealer. (Although the payments cover services received, the Company and/or the Distributor may be required to obtain and pay for such services as a condition of distribution, and as noted, they may in part be calculated by reference to assets raised or maintained.)

         Any portion of the sub-transfer agency fees that exceed the costs of similar services provided by DST, or any other payment requirement of broker-dealers, are paid by the Funds' distributor, ASB Securities LLC, out of its own resources. The Distributor also pays from its own resources for travel and similar expenses incurred by brokers or broker representatives related to diligence or informational meetings in which broker representatives meet with investment professionals employed by the Fund's investment adviser, as well as for costs of organizing and holding such meetings. The Company and/or the Distributor also may be requested to, and/or make, other payments to brokers or their representatives.


                                     * * * *

         This information above supplements (and to the extent inconsistent therewith replaces), the information contained in the Company's Prospectus, including but not limited to information contained in the sections entitled "Investment Objective and Principal Investment Strategies", "Principal Investment Risks", "Distribution and Shareholder Services" and "Once You Become a Shareholder - Redemption of Shares".


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